UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21113
                                                     ----------------------

                      Touchstone Institutional Funds Trust
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                            303 Broadway, Suite 1100
                              Cincinnati, OH 45202
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                  Jill McGruder
                            Touchstone Advisors, Inc.
                            303 Broadway, Suite 1100
                              Cincinnati, OH 45202
        ----------------------------------------------------------------
                     (Name and address of agent for service)


       registrant's telephone number, including area code: (513) 878-4066
                                                           ---------------

                         Date of fiscal year end: 12/31
                                                  -----

                       Date of reporting period: 12/31/07
                                                 --------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

Annual Report                                                  DECEMBER 31, 2007
--------------------------------------------------------------------------------

      TOUCHSTONE INSTITUTIONAL FUNDS TRUST

      Touchstone JSAM Institutional Large Cap Value Fund

      Touchstone JSAM Institutional Value Fund

      Touchstone Sands Capital Institutional Growth Fund


      [LOGO] TOUCHSTONE(R)
             INVESTMENTS

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

                                                                            Page
--------------------------------------------------------------------------------
Letter from the President                                                      3
--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)                     4-11
--------------------------------------------------------------------------------
Tabular Presentation of Portfolios of Investments (Unaudited)                 12
--------------------------------------------------------------------------------
Statements of Assets and Liabilities                                          13
--------------------------------------------------------------------------------
Statements of Operations                                                      14
--------------------------------------------------------------------------------
Statements of Changes in Net Assets                                           15
--------------------------------------------------------------------------------
Financial Highlights                                                       16-18
--------------------------------------------------------------------------------
Notes to Financial Statements                                              19-24
--------------------------------------------------------------------------------
Portfolios of Investments:
--------------------------------------------------------------------------------
      JSAM Institutional Large Cap Value Fund                                 25
--------------------------------------------------------------------------------
      JSAM Institutional Value Fund                                           26
--------------------------------------------------------------------------------
      Sands Capital Institutional Growth Fund                                 27
--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm                       28
--------------------------------------------------------------------------------
Other Items (Unaudited)                                                    29-34
--------------------------------------------------------------------------------
Management of the Trust (Unaudited)                                        35-38
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter from the President
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with the Touchstone Institutional Funds Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the year ended December 31, 2007.

During the year, investors contended with concerns related to the weakening housing market, subprime mortgage problems that roiled financial services companies worldwide, higher oil prices, the weakening dollar, and the potential for slower economic growth. Overall market returns were impacted by these circumstances.

In the late summer of 2007, investors were hopeful that the worst of the credit-related problems from the housing and subprime-mortgage markets was over and that the Federal Reserve would be aggressive in its effort to keep the economy from sagging into a recession. The Fed cut short-term interest rates three times from September through December by a total of 100 basis points. These Fed actions were intended to inject liquidity and confidence into the financial markets, but their effects have yet to be seen.

During the year, the U.S. equity markets were extremely volatile. Most growth indexes outperformed value indexes by over 10% after seven years of underperformance. Large cap stocks outperformed small cap stocks, as the market shifted from risk-seeking behavior to a more conservative posture due to the subprime situation. The top performing sector was Energy, the bottom performing sector was Financial Services.

Touchstone is committed to providing investors access to proven institutional money managers who act in a sub-advisory capacity. Our sub-advisors are successful investment management firms with demonstrated proficiency in their declared area of expertise. We hope that you will find the enclosed commentaries helpful.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Institutional Funds Trust

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance
--------------------------------------------------------------------------------

TOUCHSTONE JSAM INSTITUTIONAL LARGE CAP VALUE FUND
SUB-ADVISED BY JS ASSET MANAGEMENT

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone JSAM Institutional Large Cap Value Fund was -26.37% for the year ended December 31, 2007. The total return of the Russell 1000(R) Value Index was -0.17% for the same period.

The Fund focuses on large-cap undervalued companies that have catalysts to improve their valuations over the long-term. Stocks are evaluated based on their potential price appreciation expected over the next 18-24 months. JSAM is patient and will maintain or increase a position as long as the business fundamentals and the catalyst are in place.

Deep value investors had a difficult 2007. Most deep value investors, including JSAM, were underweight the Energy and Materials & Processing sectors and overweight Financial Services. The Russell 1000(R) Value Index, Energy and Materials & Processing sectors returned a combined 52% while the Financial Services sector declined 21%. According to Empirical Research, the lowest quartile of valuations underperformed the highest by over 18% in 2007. We have witnessed these environments before. However, these periods eventually ended and normalcy returned, often faster than investors realized. We believe these extremes lead to opportunities for investors and are optimistic that the Fund is positioned properly going forward.

PORTFOLIO REVIEW

The Fund was hurt primarily because of stock selection in the Financial Services sector. The Fund's slight overweight allocation in the Financial Services, the worst performing sector in the Russell 1000(R) Value Index, detracted from performance. The Fund's overweight allocation in the Technology sector and its underweight in the Materials & Processing and Utilities sectors also detracted from performance.

Countrywide Financial, Washington Mutual, Freddie Mac, Fannie Mae and Citigroup accounted for over 50% of the decline. BearingPoint, Alcatel-Lucent, Pulte Homes and AbitibiBowater also detracted from Fund performance. Contributors to performance were Reliant Energy, Peabody Energy and Mirant Corp.

We believe 4th quarter GDP will likely slow to less than 1% growth. While U.S. economic weakness has been widely discussed, both the European and Japanese economies are also slowing. We take the controversial view that Emerging Markets will not be immune to the global slowdown. We continue to forecast the U.S. is either already in or will likely soon enter a consumer-led recession. U.S. employment is clearly slowing and commodity prices have eased some. Copper, historically a good forecaster of the global economy, is down sharply. Corporate profits were up just 1.9% in the 3rd quarter, per government data, and we think the next 12 months will likely be down. The bond markets are pricing a high likelihood of a recession. The Fed cuts have not worked yet, due to widening LIBOR and TED spreads. The TED spread (Eurodollar yield - Treasury yield) is 2.3%, the highest in 20 years. Thus, borrowing costs for the average corporate borrower have increased. We believe the Fed will eventually be successful in calming fears and these spreads will normalize. If the Fed funds rate drops, as we expect, the 10-year Treasury yield could be near 3.5% and the mortgage bond yield could be low enough to drive refinancings.

Although the American consumer has historically been a positive economic force, we believe there is evidence this economic stalwart is beginning to crack. Retail sales in December were flat year over year, after inflation. U.S. consumers will not be able to continually borrow against their homes and as a result, retail will be very weak going forward. We are eagerly watching for an entry point into the retail sector.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

While a recovery is impossible to time (and we do not), Fund holdings, particularly Financials and Housing stocks, already reflect a deep recession. While we want to make sure Fund holdings survive the downturn, we are beginning to look for recovery. What is most painful is that we foresaw the credit problems (see previous quarterly commentaries) but we failed to anticipate the extent of the downturn and failed to recognize the vulnerability of some of the Fund's companies. In fact, the Fund's Financial Services sector weight was slightly less than that of the Russell 1000(R) Value Index going into the downturn. We avoided pure subprime originators, brokers and bond guarantee insurers and owned mortgage and bank stocks. When we first bought mortgage-related stocks, our primary catalyst was that improving spreads (both from a normal yield curve and less competition) would improve earnings even with a tougher credit environment. We also thought our credit assumptions were relatively conservative. In hindsight, we had too much confidence that the current housing recession would not get worse. As part of our fundamental analysis, which is conducted on every company in which we invest, we build an earnings model and stress test it based on a wide range of assumptions. As a risk measure, we model worst case assumptions. The data for these assumptions comes from historical trends as well as individual company/competitor analysis. Our fundamental analysis focuses on what we believe is important and filters out the irrelevant noise that inevitably surrounds deep value stocks. This analysis was unsuccessful during the year.

During the second half of the year, as our assumptions changed, we reacted. In mid-October, we sold what we perceived to be the most risky portion of the Fund, the mortgage insurance companies. In total, they represented a very small part of the Fund. In late November, operating with new information, we became concerned about Countrywide's home equity loan exposure, particularly in California, thus we swapped Countrywide Financial Corp for Fannie Mae and Freddie Mac. We remain confident in the Fund's two largest holdings - Fannie Mae and Freddie Mac, as they are committed to their traditional, conventional mortgages and have minimal subprime and Alt-A exposure. In all, we believe these companies will survive the current environment and will have much stronger earnings as soon as the current fear dissipates.

As some of the Fund's weaker holdings have been sold, we believe the remaining companies will weather the current storm, benefit from improved spreads and increase market share. Mortgage stocks, as a group, are selling near or below book value and at less than 5 times normal EPS. Also, as a secondary catalyst, we believe there will be a mortgage refinancing wave if conventional 30-year mortgage yields drop below 6%. Combined, we believe mortgage-related companies have huge potential upside. We also believe that financial and housing stocks will recover, or they will hold as the other stocks fall to reflect recession.

CURRENT STRATEGY AND OUTLOOK

We continue to conduct our research, attempting to buy stocks that are significantly undervalued based on normal earnings. As new data presents itself, we will make decisions, always trying to concentrate the Fund on what we think has the most upside potential while avoiding those names that are too weak. Over time, we think this will serve investors well, but it requires a strong stomach and a long-term perspective.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

                 COMPARISON OF THE CHANGE IN VALUE OF A $10,000
            INVESTMENT IN THE JSAM INSTITUTIONAL LARGE CAP VALUE FUND
                       AND THE RUSSELL 1000(R) VALUE INDEX

                                  [LINE CHART]

---------------------------------------
JSAM INSTITUTIONAL LARGE CAP VALUE FUND
     AVERAGE ANNUAL TOTAL RETURNS
   ---------------------------------
    1 Year          Since Inception
   (26.37%)              (5.09%)
---------------------------------------

  Date     JSAM Institutional Large Cap Value Fund   Russell 1000(R) Value Index
  ----     ---------------------------------------   ---------------------------
 6/20/05                   10,000                             10,000
 6/30/05                    9,720                              9,806
 9/30/05                    9,724                             10,187
12/31/05                   10,143                             10,316
 3/31/06                   10,549                             10,928
 6/30/06                   10,351                             10,993
 9/30/06                   10,816                             11,677
12/31/06                   11,899                             12,611
 3/31/07                   11,882                             12,767
 6/30/07                   12,791                             13,397
 9/30/07                   10,944                             13,365
12/31/07                    8,761                             12,590

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*     The initial public offering commenced on June 20, 2005.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

TOUCHSTONE JSAM INSTITUTIONAL VALUE FUND
SUB-ADVISED BY JS ASSET MANAGEMENT

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone JSAM Institutional Value Fund was -27.81% for the year ended December 31, 2007. The total return of the Russell Midcap(R) Value Index was -1.43% for the same period.

JS Asset Management (JSAM) focuses on undervalued companies that have catalysts to improve their valuations over the long-term. Stocks are evaluated based on their potential price appreciation expected over the next 18-24 months. JSAM is patient and will maintain or increase a position as long as the business fundamentals and the catalyst are in place.

Deep value investors had a difficult 2007. Most deep value investors, including JSAM, were underweight the Energy and Materials & Processing sectors and overweight Financial Services. The Russell Midcap(R) Value Index, Energy and Materials & Processing sectors returned a combined 76% while the Financial Services sector declined 18%. According to Empirical Research, the lowest quartile of valuations underperformed the highest by over 18% in 2007. We have witnessed these environments before. These periods eventually ended and normalcy returned, often faster than investors realized. However, we believe these extremes lead to opportunities for investors and are optimistic that the Fund is positioned properly going forward.

PORTFOLIO REVIEW

The Fund was hurt primarily because of stock selection in the Financial Services sector. The Fund's overweight allocation in Financial Services, the worst performing sector in the Russell Midcap(R) Value Index, detracted from performance. The Fund's overweight allocation in the Producer Durables sector and its underweight in the Materials & Processing and Utilities sectors detracted slightly from performance.

Stock selection in the Financial Services sector was the biggest detractor of performance. American Home Mortgage Investment Corp., Countrywide Financial, Freddie Mac, Fannie Mae and W Holding Co. accounted for over 50% of the decline. BearingPoint, AbitibiBowater, Pulte Homes and Alcatel-Lucent also detracted from Fund performance. Contributors to performance were Reliant Energy, Arch Coal Inc. and Oriental Financial Group.

We believe 4th quarter GDP will likely slow to less than 1% growth. While U.S. economic weakness has been widely discussed, both the European and Japanese economies are also slowing. We take the controversial view that Emerging Markets will not be immune to the global slowdown. We continue to forecast the U.S. is either already in or will likely soon enter a consumer-led recession. U.S. employment is clearly slowing and commodity prices have eased some. Copper, historically a good forecaster of the global economy, is down sharply. Corporate profits were up just 1.9% in the 3rd quarter, per government data, and we think the next 12 months will likely be down. The bond markets are pricing a high likelihood of a recession. The Fed cuts have not worked yet, due to widening LIBOR and TED spreads. The TED spread (Eurodollar yield - Treasury yield) is 2.3%, the highest in 20 years. Thus, borrowing costs for the average corporate borrower have increased. We believe the Fed will eventually be successful in calming fears and these spreads will normalize. If the Fed funds rate drops, as we expect, the 10-year Treasury yield could be near 3.5% and the mortgage bond yield could be low enough to drive refinancings.

Although the American consumer has historically been a positive economic force, we believe there is evidence this economic stalwart is beginning to crack. Retail sales in December were flat year over year, after inflation. U.S. consumers will not be able to continually borrow against their homes and as a result, retail will be very weak going forward. We are eagerly watching for an entry point into the retail sector.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

While a recovery is impossible to time (and we do not), Fund holdings, particularly Financials and Housing stocks, already reflect a deep recession. While we want to make sure Fund holdings survive the downturn, we are beginning to look for recovery. What is most painful is that we foresaw the credit problems (see previous quarterly commentaries) but we failed to anticipate the extent of the downturn and failed to recognize the vulnerability of some of the Fund's companies. In fact, the Fund's Financial Services sector weight was slightly less than that of the Russell Midcap(R) Value Index going into the downturn. We avoided pure subprime originators, brokers and bond guarantee insurers and owned mortgage and bank stocks. When we first bought mortgage-related stocks, our primary catalyst was that improving spreads (both from a normal yield curve and less competition) would improve earnings even with a tougher credit environment. We also thought our credit assumptions were relatively conservative. In hindsight, we had too much confidence that the current housing recession would not get worse. As part of our fundamental analysis, which is conducted on every company in which we invest, we build an earnings model and stress test it based on a wide range of assumptions. As a risk measure, we model worst case assumptions. The data for these assumptions comes from historical trends as well as individual company/competitor analysis. Our fundamental analysis focuses on what we believe is important and filters out the irrelevant noise that inevitably surrounds deep value stocks. This analysis was unsuccessful during the year.

During the second half of the year, as our assumptions changed, we reacted. In mid-October, we sold what we perceived to be the most risky portion of the Fund, the mortgage insurance companies. In total, they represented a very small part of the Fund. In late November, operating with new information, we became concerned about Countrywide's home equity loan exposure, particularly in California, thus we swapped Countrywide Financial Corp for Fannie Mae and Freddie Mac. We remain confident in the Fund's two largest holdings - Fannie Mae and Freddie Mac, as they are committed to their traditional, conventional mortgages and have minimal subprime and Alt-A exposure. In all, we believe these companies will survive the current environment and will have much stronger earnings as soon as the current fear dissipates.

As some of the Fund's weaker holdings have been sold, we believe the remaining companies will weather the current storm, benefit from improved spreads and increase market share. Mortgage stocks, as a group, are selling near or below book value and at less than 5 times normal EPS. Also, as a secondary catalyst, we believe there will be a mortgage refinancing wave if conventional 30-year mortgage yields drop below 6%. Combined, we believe mortgage-related companies have huge potential upside. We also believe that financial and housing stocks will recover, or they will hold as the other stocks fall to reflect recession.

CURRENT STRATEGY AND OUTLOOK

We continue to conduct our research, attempting to buy stocks that are significantly undervalued based on normal earnings. As new data presents itself, we will make decisions, always trying to concentrate the Fund on what we think has the most upside potential while avoiding those names that are too weak. Over time, we think this will serve investors well, but it requires a strong stomach and a long-term perspective.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
   IN THE JSAM INSTITUTIONAL VALUE FUND AND THE RUSSELL MIDCAP(R) VALUE INDEX

                                  [LINE CHART]

---------------------------------------
     JSAM INSTITUTIONAL VALUE FUND
     AVERAGE ANNUAL TOTAL RETURNS
   ---------------------------------
    1 Year          Since Inception
   (27.81%)              (5.58%)
---------------------------------------

  Date       JSAM Institutional Value Fund         Russell Midcap(R) Value Index
  ----       -----------------------------         -----------------------------
 6/17/05                10,000                               10,000
 6/30/05                 9,650                                9,987
 9/30/05                 9,968                               10,522
12/31/05                10,469                               10,663
 3/31/06                11,051                               11,475
 6/30/06                10,175                               11,411
 9/30/06                10,442                               11,814
12/31/06                11,971                               12,818
 3/31/07                12,353                               13,441
 6/30/07                13,031                               13,932
 9/30/07                10,343                               13,437
12/31/07                 8,642                               12,635

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*     The initial public offering commenced on June 17, 2005.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

TOUCHSTONE SANDS CAPITAL INSTITUTIONAL GROWTH FUND
SUB-ADVISED BY SANDS CAPITAL MANAGEMENT

PERFORMANCE AND MARKET REVIEW

The total return of the Touchstone Sands Capital Institutional Growth Fund was 18.74% for the year ended December 31, 2007. The total return of the Russell 1000(R) Growth Index was 11.82% for the same period.

Sands Capital Management focuses on quality large capitalization growth companies. It seeks to identify leading companies with dramatic capital appreciation potential. It emphasizes six key investment criteria which include sustainable above-average earnings growth, leadership position in a promising business space, significant competitive advantages/unique business franchise, clear mission and value-added focus, financial strength and rational valuation relative to the market and business prospects. It buys to invest for the long-term.

PORTFOLIO REVIEW

The Fund's outperformance versus the Russell 1000(R) Growth Index during 2007 was primarily attributable to the positive effects of security selection. The securities having the greatest positive impact on absolute and relative performance for the year were Apple, Google, Intuitive Surgical, IntercontinentalExchange and Schlumberger. Detractors from absolute and relative performance include Starbucks, Moody's, Lowes, Broadcom and Genentech. An overweight relative to the benchmark in the Financial Services, Health Care, Utilities, Consumer Discretionary and an underweight in the Consumer Staples and Technology sectors detracted from absolute performance. An underweight allocation relative to the benchmark in Autos & Transportation and overweight allocations in the Energy sector contributed to absolute performance.

During the year, eBay, Patterson Companies, QUALCOMM and Zimmer Holdings were sold from the Fund as they no longer met the Fund's investment criteria. Notwithstanding our expectation of long-term ownership, the Fund continues to evolve through the introduction of promising ideas where we find sustainable growth. New additions in 2007 include:

o Salesforce.com, the leading provider of Software-as-a-Service, focusing primarily on the Customer Relationship Management (CRM) segment of the enterprise software market

o Expeditors International of Washington EXPD, a third party logistics provider, focused on international freight forwarding and customs brokerage

o Cerner Corp., the leading global provider of healthcare information technology

o     National Oilwell Varco a leading energy equipment and services company

o FMC Technologies, the leading global provider of highly-engineered subsea equipment used in the production and processing of oil and natural gas from offshore wells

o     EMC Corp., the leading provider of enterprise storage solutions

o Las Vegas Sands, a leading developer, owner and operator of casinos, convention centers and integrated resorts and properties around the world

o Amazon.com, the dominant internet retailer with a clear focus on being the most customer-centric company where consumers can find and discover almost anything they want to buy online.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

CURRENT STRATEGY AND OUTLOOK

Sands Capital Management continues to successfully implement its bottom-up, company-focused investment process. This process leads us to companies that benefit from powerful trends--trends that frequently lay the groundwork for a growth tailwind and attractive industry dynamics. Examples include:

o the trend toward minimally invasive surgery, which is represented by our ownership in Intuitive Surgical, the leader in robotic surgery for radical prostatectomies;

o the shift in futures and options trading mechanisms from open outcry pits to electronic exchanges, which is represented by our ownership in CME Group and IntercontinentalExchange; and

o the proliferation of handheld devices worldwide, which is represented by our ownership in Broadcom, America Movil, and Apple.

These favorable trends increase the likelihood that our portfolio companies will continue to achieve above-average earnings growth over the long-term--the key to common stock price appreciation.

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
  SANDS CAPITAL INSTITUTIONAL GROWTH FUND AND THE RUSSELL 1000(R) GROWTH INDEX

                                  [LINE CHART]

---------------------------------------
SANDS CAPITAL INSTITUTIONAL GROWTH FUND
      AVERAGE ANNUAL TOTAL RETURNS
   ---------------------------------
    1 Year          Since Inception
   (27.81%)              (5.58%)
---------------------------------------

  date    Sands Capital Institutional Growth Fund   Russell 1000(R) Growth Index
  ----    ---------------------------------------   ----------------------------
 1/21/05                 10,000                               10,000
 3/31/05                  9,760                                9,938
 6/30/05                 10,490                               10,183
 9/30/05                 11,050                               10,591
12/31/05                 11,790                               10,907
 3/31/06                 11,600                               11,244
 6/30/06                 10,690                               10,806
 9/30/06                 10,790                               11,231
12/31/06                 11,100                               11,896
 3/31/07                 11,390                               12,038
 6/30/07                 11,869                               12,863
 9/30/07                 12,979                               13,405
12/31/07                 13,180                               13,302

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


*     The initial public offering commenced on January 21, 2005.

 The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Tabular Presentation of Portfolios of Investments (Unaudited)
December 31, 2007
--------------------------------------------------------------------------------

The illustrations below provide each Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund's investments.

================================================================================
JSAM INSTITUTIONAL LARGE CAP VALUE FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                              (% OF NET ASSETS)
Financial Services                                                         30.1
Producer Durables                                                          20.5
Technology                                                                 12.0
Energy                                                                     10.5
Utilities                                                                   6.7
Health Care                                                                 3.5
Other                                                                       1.9
Materials and Processing                                                    1.7
Consumer Staples                                                            1.2
Autos and Transportation                                                    0.5
Investment Fund                                                            11.6
Other Assets/Liabilities (Net)                                             (0.2)
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
================================================================================

================================================================================
SANDS CAPITAL INSTITUTIONAL GROWTH FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                              (% OF NET ASSETS)
Health Care                                                                25.1
Consumer Discretionary                                                     23.7
Technology                                                                 16.6
Energy                                                                     12.6
Financial Services                                                         11.8
Utilities                                                                   4.6
Consumer Staples                                                            2.2
Autos and Transportation                                                    1.9
Investment Fund                                                             2.4
Other Assets/Liabilities (Net)                                             (0.9)
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
================================================================================

================================================================================
JSAM INSTITUTIONAL VALUE FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                              (% OF NET ASSETS)
Financial Services                                                         36.9
Producer Durables                                                          21.0
Energy                                                                      7.6
Technology                                                                  7.3
Consumer Discretionary                                                      5.5
Materials and Processing                                                    4.5
Autos and Transportation                                                    2.1
Consumer Staples                                                            1.5
Health Care                                                                 1.3
Investment Fund                                                            11.2
Other Assets/Liabilities (Net)                                              1.1
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
================================================================================

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
December 31, 2007
--------------------------------------------------------------------------------

                                                                     JSAM
                                                                 INSTITUTIONAL         JSAM          SANDS CAPITAL
                                                                   LARGE CAP       INSTITUTIONAL     INSTITUTIONAL
                                                                     VALUE             VALUE             GROWTH
                                                                      FUND              FUND              FUND
-------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
  At cost                                                        $   19,964,467    $   33,118,043    $1,182,249,679
===================================================================================================================
  At market value                                                $   15,950,930    $   24,336,045    $1,387,460,667
Dividends and interest receivable                                        11,860            34,694           375,569
Receivable for capital shares sold                                       55,336                --         1,800,530
Receivable for securities sold                                               --           408,077        12,651,249
Other assets                                                                 --                --             6,650
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                         16,018,126        24,778,816     1,402,294,665
-------------------------------------------------------------------------------------------------------------------

LIABILITIES
Dividends payable                                                         5,386               190                --
Payable for capital shares redeemed                                      87,158                --         1,148,245
Payable for securities purchased                                             --           155,981        24,728,622
Payable to Advisor                                                        9,443            17,194           923,958
Other accrued expenses and liabilities                                    3,702               758                --
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                       105,689           174,123        26,800,825
-------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                       $   15,912,437    $   24,604,693    $1,375,493,840
===================================================================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                                  $   21,974,918    $   41,349,871    $1,149,203,581
Accumulated net investment loss                                              --               (17)               --
Accumulated net realized gains (losses) on investments               (2,048,944)       (7,963,163)       21,079,271
Net unrealized appreciation (depreciation) on investments            (4,013,537)       (8,781,998)      205,210,988
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                       $   15,912,437    $   24,604,693    $1,375,493,840
===================================================================================================================

Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value)                                 2,300,785         3,294,554       104,397,296
===================================================================================================================
Net asset value, offering price and redemption price per share   $         6.92    $         7.47    $        13.18
===================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

                                                                         JSAM
                                                                     INSTITUTIONAL       JSAM          SANDS CAPITAL
                                                                        LARGE CAP     INSTITUTIONAL    INSTITUTIONAL
                                                                         VALUE            VALUE           GROWTH
                                                                         FUND             FUND             FUND
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (A)                                                        $     434,176    $     688,780    $   6,493,553
=====================================================================================================================

EXPENSES
Unified management fee                                                     152,472          198,551       10,412,595
Registration fees                                                           12,513            6,065           64,260
Miscellaneous expenses                                                       2,588            2,369          184,333
---------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                             167,573          206,985       10,661,188
---------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                               266,603          481,795       (4,167,635)
---------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions                    (341,595)      (7,881,253)      63,629,430
Net change in unrealized appreciation/ depreciation on investments      (5,590,818)      (9,005,472)     163,397,854
---------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS               (5,932,413)     (16,886,725)     227,027,284
---------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                $  (5,665,810)   $ (16,404,930)   $ 222,859,649
=====================================================================================================================

(A)   Net of foreign tax withholding of:                             $       7,429    $       9,027    $      48,744

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                        JSAM
                                    INSTITUTIONAL                             JSAM                          SANDS CAPITAL
                                      LARGE CAP                           INSTITUTIONAL                     INSTITUTIONAL
                                        VALUE                                VALUE                              GROWTH
                                         FUND                                 FUND                               FUND
------------------------------------------------------------------------------------------------------------------------------------
                               YEAR              YEAR             YEAR               YEAR              YEAR              YEAR
                               ENDED             ENDED            ENDED              ENDED             ENDED             ENDED
                            DECEMBER 31,      DECEMBER 31,     DECEMBER 31,       DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                2007              2006             2007               2006              2007              2006
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income
  (loss)                  $       266,603   $       217,154   $       481,795   $        20,048   $    (4,167,635)  $    (4,449,143)
Net realized gains
  (losses) from
  security
  transactions                   (341,595)        1,410,865        (7,881,253)        1,023,448        63,629,430       (41,457,857)
Net change in
  unrealized
  appreciation/
  depreciation
  on investments               (5,590,818)        1,400,277        (9,005,472)           97,632       163,397,854        (2,489,784)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE
  (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS                   (5,665,810)        3,028,296       (16,404,930)        1,141,128       222,859,649       (48,396,784)
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
  SHAREHOLDERS
From net investment
  income                         (266,877)         (217,086)         (481,793)          (20,116)               --                --
From net realized
  gains                        (2,017,287)       (1,204,832)         (275,244)         (939,440)               --                --
------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET
  ASSETS FROM
  DISTRIBUTIONS TO
  SHAREHOLDERS                 (2,284,164)       (1,421,918)         (757,037)         (959,556)               --                --
------------------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE
  TRANSACTIONS
Proceeds from shares
  sold                          5,735,919         6,337,199        43,367,825         3,183,262       420,293,245       912,543,690
Reinvested
  distributions                 2,181,378         1,337,168           509,170           954,889                --                --
Payments for shares
  redeemed                     (5,901,020)       (2,107,716)      (12,312,776)       (1,831,273)     (502,110,289)     (245,198,366)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE
  (DECREASE) IN NET
  ASSETS FROM SHARE
  TRANSACTIONS                  2,016,277         5,566,651        31,564,219         2,306,878       (81,817,044)      667,345,324
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE
  (DECREASE) IN NET
  ASSETS                       (5,933,697)        7,173,029        14,402,252         2,488,450       141,042,605       618,948,540

NET ASSETS
Beginning of year              21,846,134        14,673,105        10,202,441         7,713,991     1,234,451,235
                                                                                                                        615,502,695
------------------------------------------------------------------------------------------------------------------------------------
End of year               $    15,912,437   $    21,846,134   $    24,604,693   $    10,202,441   $ 1,375,493,840   $ 1,234,451,235
====================================================================================================================================

ACCUMULATED NET
  INVESTMENT LOSS         $            --   $           176   $           (17)  $            --   $            --   $            --
====================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

JSAM INSTITUTIONAL LARGE CAP VALUE FUND
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED              PERIOD
                                                                     DECEMBER 31,              ENDED
                                                              -------------------------     DECEMBER 31,
                                                                 2007            2006         2005(A)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        $    10.95     $     9.97     $    10.00
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                             0.13           0.12           0.05
  Net realized and unrealized gains (losses) on investments        (3.00)          1.59           0.09
----------------------------------------------------------------------------------------------------------
Total from investment operations                                   (2.87)          1.71           0.14
Less distributions:
  Dividends from net investment income                             (0.13)         (0.12)         (0.05)
  Distributions from net realized gains                            (1.03)         (0.61)         (0.12)
----------------------------------------------------------------------------------------------------------
Total distributions                                                (1.16)         (0.73)         (0.17)
----------------------------------------------------------------------------------------------------------
Net asset value at end of period                              $     6.92     $    10.95     $     9.97
==========================================================================================================
Total return                                                      (26.37%)        17.32%          1.43%(B)
==========================================================================================================
Net assets at end of period (000's)                           $   15,912     $   21,846     $   14,673
==========================================================================================================
Ratio of net expenses to average net assets                         0.77%          0.75%          0.71%(C)
Ratio of net investment income to average net assets                1.22%          1.18%          1.24%(C)
Portfolio turnover rate                                               72%            82%            45%(B)

(A) Represents the period from commencement of operations (June 20, 2005) through December 31, 2005.

(B)   Not annualized.

(C)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

JSAM INSTITUTIONAL VALUE FUND
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED              PERIOD
                                                                     DECEMBER 31,              ENDED
                                                              -------------------------     DECEMBER 31,
                                                                 2007            2006         2005(A)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        $    10.65     $    10.33     $    10.00
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                             0.17           0.02           0.02
  Net realized and unrealized gains (losses) on investments        (3.10)          1.45           0.45
----------------------------------------------------------------------------------------------------------
Total from investment operations                                   (2.93)          1.47           0.47
Less distributions:
  Dividends from net investment income                             (0.17)         (0.02)         (0.02)
  Distributions from net realized gains                            (0.08)         (1.13)         (0.12)
----------------------------------------------------------------------------------------------------------
Total distributions                                                (0.25)         (1.15)         (0.14)
----------------------------------------------------------------------------------------------------------
Net asset value at end of period                              $     7.47     $    10.65     $    10.33
==========================================================================================================
Total return                                                      (27.81%)        14.35%          4.69%(B)
==========================================================================================================
Net assets at end of period (000's)                           $   24,605     $   10,202     $    7,714
==========================================================================================================
Ratio of net expenses to average net assets                         0.83%          0.90%          0.83%(C)
Ratio of net investment income to average net assets                1.94%          0.24%          0.34%(C)
Portfolio turnover rate                                              128%            88%            43%(B)

(A) Represents the period from commencement of operations (June 17, 2005) through December 31, 2005.

(B)   Not annualized.

(C)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

SANDS CAPITAL INSTITUTIONAL GROWTH FUND
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED              PERIOD
                                                                     DECEMBER 31,              ENDED
                                                              -------------------------     DECEMBER 31,
                                                                 2007            2006         2005(A)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        $    11.10     $    11.79     $   10.00
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                              (0.04)         (0.04)        (0.02)
  Net realized and unrealized gains (losses) on investments         2.12          (0.65)         1.81
----------------------------------------------------------------------------------------------------------
Total from investment operations                                    2.08          (0.69)         1.79
----------------------------------------------------------------------------------------------------------
Net asset value at end of period                              $    13.18     $    11.10     $   11.79
==========================================================================================================
Total return                                                       18.74%         (5.85%)       17.90%(B)
==========================================================================================================
Net assets at end of period (000's)                           $1,375,494     $1,234,451     $ 615,503
==========================================================================================================
Ratio of net expenses to average net assets                         0.80%          0.80%         0.79%(C)
Ratio of net investment loss to average net assets                 (0.31%)        (0.44%)       (0.45%)(C)
Portfolio turnover rate                                               36%            28%           16%(B)

(A) Represents the period from commencement of operations (January 21, 2005) through December 31, 2005.

(B)   Not annualized.

(C)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
December 31, 2007
--------------------------------------------------------------------------------

1. ORGANIZATION

The Touchstone Institutional Funds Trust (the Trust), formerly Constellation Institutional Portfolios, a Delaware Business Trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with three active funds, all of which are non-diversified. The financial statements included herein are those of the Touchstone JSAM Institutional Large Cap Value Fund (formerly CIP JSAM Large Cap Value Portfolio), Touchstone JSAM Institutional Value Fund (formerly CIP JSAM Value Portfolio) and Touchstone Sands Capital Institutional Growth Fund (formerly CIP Sands Capital Institutional Growth Portfolio), each a "Fund" and collectively the "Funds". The Funds commenced operations on June 20, 2005, June 17, 2005 and January 21, 2005, respectively. On January 30, 2008, the Touchstone Mazama Institutional Growth Fund will be added to the Trust. The Fund's investment objective will be to seek long term capital appreciation and will achieve its objective by investing primarily in common stocks of companies with market capitalizations found within the Russell Midcap Growth Index. The Fund will rely on its sub-advisor, Mazama Capital Management to manage the Fund's investments and make daily portfolio decisions.

The Funds are registered to offer one class of shares. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies, and strategies along with information on the class of shares currently being offered.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds:

SECURITY VALUATION - The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last sale price and portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (NOCP). Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations or the NOCP are not readily available are valued based on fair value as determined by or under the direction of the Board of Trustees. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market. Shares of open-end mutual funds in which the Funds invest are valued at their respective net asset values as reported by the underlying funds.

In September 2006, the FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles (GAAP) from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in nets assets for a fiscal period.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

SHARE VALUATION - The net asset value per share is calculated each business day. It is computed by dividing the assets of the Fund, less its liabilities, by the number of outstanding shares of the Fund.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

DIVIDENDS AND DISTRIBUTIONS - The Funds pay distributions of net income quarterly. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

ESTIMATES - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

EXPENSES - The Funds pay a unified management fee to Touchstone Advisors, Inc. (the Advisor) for providing or procuring advisory, administration and other services. The Advisor is responsible for compensating any third party engaged to provide services under its supervision and is also responsible for payment of the fees of the independent Trustees, custodian, independent auditor, legal counsel (excluding costs in connection with certain litigation or administrative actions), and the transfer and dividend disbursing agent. The Funds will pay all state registration fees and charges incurred related to printing and mailing to existing shareholders prospectuses, statement of additional information, proxy solicitation material, shareholder reports and EDGAR filings.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended December 31, 2007:

                                 JSAM              JSAM          SANDS CAPITAL
                             INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL
                            LARGE CAP VALUE        VALUE            GROWTH
                                  FUND              FUND             FUND
--------------------------------------------------------------------------------
Cost of Purchases            $   14,004,984    $   58,605,930    $  474,630,332
Proceeds from Sales          $   14,078,352    $   28,819,264    $  569,858,190
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

4. TRANSACTIONS WITH AFFILIATES

Certain officers and Trustees of the Trust are also officers of the Advisor, Touchstone Securities, Inc. (the Distributor) or the Sub-Administrator (JPMorgan Chase Bank, N.A., "JPMorgan" and formerly Integrated Investment Services, Inc.). Such officers are paid no fees by the Trust for serving as officers and Trustees of the Trust.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and the Investment Manager are permitted to operate in a "Manager-of-Managers" structure.

As of December 31, 2007, 77% of the JSAM Institutional Large Cap Value Fund was owned by the Western and Southern Life Insurance Company (Western-Southern), the parent company of the Advisor and Distributor.

5. MANAGEMENT AGREEMENT

The Trust and the Advisor are parties to a management agreement under which the Advisor receives a fee, calculated daily and paid monthly, of 0.70%, 0.80% and 0.78% per annum of the average daily net assets of the JSAM Institutional Large Cap Value Fund, JSAM Institutional Value Fund and Sands Capital Institutional Growth Fund, respectively. Under the management agreement, Touchstone continuously reviews, supervises and administers the Funds' investment programs, subject to the supervision of and policies established by the Board of Trustees. Under the management agreement, Touchstone also provides administrative services to the Trust and pays all operating expenses on the Trust's behalf, excluding BlueSky state registration fees and charges incurred related to printing and mailing to existing shareholders prospectuses, statement of additional information, proxy solicitation material, shareholder reports and EDGAR filings.

JS Asset Management, LLC ("JSAM"), a SEC registered adviser, serves as the sub-adviser to the JSAM Institutional Large Cap Value Fund and JSAM Institutional Value Fund and makes investment decisions for the Funds and also ensures compliance with the Funds' investment policies and guidelines.

Sands Capital Management, LLC, a SEC registered adviser, serves as the sub-adviser to the Sands Capital Institutional Growth Fund and makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines.

The Advisor, (not the Funds) pays the Sub-Advisors a fee for their services.

6. OTHER SERVICE PROVIDERS

Prior to September 17, 2007, PFPC Inc. ("PFPC") served as the transfer agent and dividend-disbursing agent for the Trust under a transfer agency agreement with the Trust. PFPC also served as the sub-administrator and fund accounting agent to the Trust. PFPC Trust Co. continues to provide custodial services to the Trust.

Effective September 17, 2007, JPMorgan serves as the sub-administrator to the Trust under a sub-administration agreement with Touchstone.

The Advisor, not the Funds, compensates PFPC, PFPC Trust Co. and JPMorgan for their services.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

7. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

                                                    JSAM
                                                INSTITUTIONAL                        JSAM                      SANDS CAPITAL
                                                  LARGE CAP                      INSTITUTIONAL                 INSTITUTIONAL
                                                    VALUE                           VALUE                          GROWTH
                                                     FUND                            FUND                           FUND
------------------------------------------------------------------------------------------------------------------------------------
                                            YEAR             YEAR           YEAR             YEAR           YEAR           YEAR
                                            ENDED            ENDED          ENDED            ENDED          ENDED          ENDED
                                          DECEMBER 31,    DECEMBER 31,   DECEMBER 31,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                             2007             2006           2007             2006           2007           2006
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                 633,028         596,776       3,805,280         299,148      34,610,503      81,734,037
Shares reinvested                           308,470         124,285          64,513          90,607              --              --
Shares redeemed                            (635,908)       (198,237)     (1,533,278)       (178,523)    (41,425,271)    (22,725,835)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  shares outstanding                        305,590         522,824       2,336,515         211,232      (6,814,768)     59,008,202
Shares outstanding, beginning of year     1,995,195       1,472,371         958,039         746,807     111,212,064      52,203,862
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of year           2,300,785       1,995,195       3,294,554         958,039     104,397,296     111,212,064
====================================================================================================================================

8. FEDERAL INCOME TAXES

FEDERAL INCOME TAX - It is each Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended December 31, 2007 and 2006 was as follows:

                                                      JSAM
                                                  INSTITUTIONAL                     JSAM                     SANDS CAPITAL
                                                    LARGE CAP                   INSTITUTIONAL                 INSTITUTIONAL
                                                     VALUE                          VALUE                        GROWTH
                                                      FUND                           FUND                         FUND
------------------------------------------------------------------------------------------------------------------------------------
                                               2007           2006            2007          2006           2007           2006
------------------------------------------------------------------------------------------------------------------------------------
From ordinary income                       $  1,448,818   $  1,255,961   $    731,010   $    861,982   $         --     $         --
From long-term capital gains                    835,346        165,957         26,027         97,574             --               --
------------------------------------------------------------------------------------------------------------------------------------
                                           $  2,284,164   $  1,421,918   $    757,037   $    959,556   $         --     $         --
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

The following information is computed on a tax basis for each item as of December 31, 2007:

                                                                       JSAM
                                                                   INSTITUTIONAL               JSAM                 SANDS CAPITAL
                                                                     LARGE CAP              INSTITUTIONAL            INSTITUTIONAL
                                                                       VALUE                   VALUE                    GROWTH
                                                                       FUND                     FUND                     FUND
------------------------------------------------------------------------------------------------------------------------------------
Tax cost of portfolio investments                                 $    20,187,389          $    33,183,474          $ 1,186,469,322
====================================================================================================================================
Gross unrealized appreciation                                           1,180,407                  716,791              318,337,545
Gross unrealized depreciation                                          (5,416,866)              (9,564,220)            (117,346,200)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                             (4,236,459)              (8,847,429)
                                                                                                                        200,991,345
Post-October losses                                                    (1,826,022)              (4,021,846)                      --
Capital loss carryforward                                                      --               (3,875,886)                      --
Undistributed ordinary income                                                  --                      173                       --
Undistributed long-term capital gains                                          --                       --               25,298,914
Other temporary differences                                                    --                     (190)                      --
====================================================================================================================================
    Accumulated earnings (deficit)                                $    (6,062,481)         $   (16,745,178)         $   226,290,259
====================================================================================================================================

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sales.

As of December 31, 2007, the Funds had the following capital loss carryforwards for federal income tax purposes.

                                                                     EXPIRES
FUND                                                AMOUNT         DECEMBER 31,
--------------------------------------------------------------------------------
JSAM Institutional Value Fund                    $  3,875,886         2015

The capital loss carryforwards may be utilized in future years to offset net realized capital gain, if any, prior to distributing such gains to shareholders.

During the year ended December 31, 2007, the Funds utilized capital loss carryforwards as follows:

                                                                     AMOUNT
--------------------------------------------------------------------------------
Sands Capital Institutional Growth Fund                          $    38,746,046

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements have been made to the components of net assets. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds' capital accounts on a tax basis. The following reclassifications of net investment income (loss) have been made to the following Funds for the year ended December 31, 2007:

                                                                UNDISTRIBUTED       ACCUMULATED
                                                  PAID-IN       NET INVESTMENT      NET REALIZED
                                                  CAPITAL        INCOME (LOSS)         LOSSES
--------------------------------------------------------------------------------------------------
JSAM Institutional Large Cap Value Fund       $          (6)     $          98      $         (92)
JSAM Institutional Value Fund                            19                (19)                --
Sands Capital Institutional Growth Fund          (4,167,635)         4,167,635                 --

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax benefit in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2004 through 2007) for purposes of implementing FIN 48 and have concluded that no provision for income tax is required in their financial statements.

9. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

10. CONCENTRATIONS/RISKS

Each Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Funds' net asset value and magnified effect on the total return.

11. SPECIAL SHAREHOLDERS' MEETING

A special meeting of shareholders of the Trust was held February 5, 2007 in order to elect John F. Barrett, Richard L. Brenan, H.Jerome Lerner, and John P. Zanotti to the Trust's Board of Trustees. The proposed Trustees were approved as follows:

                                                SHARES FOR       SHARES WITHHELD
--------------------------------------------------------------------------------
John F. Barrett                                 86,039,860          301,561
Richard L. Brenan                               86,043,357          298,064
H. Jerome Lerner                                85,921,521          419,900
John P. Zanotti                                 86,044,380          297,041

--------------------------------------------------------------------------------
Portfolio of Investments
JSAM Institutional Large Cap Value Fund - December 31, 2007
--------------------------------------------------------------------------------

                                                                      MARKET
COMMON STOCKS -- 88.6%                                 SHARES         VALUE
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 30.1%
Citigroup, Inc.                                           21,750   $    640,320
Fannie Mae                                                29,450      1,177,411
Freddie Mac                                               31,550      1,074,909
Genworth Financial, Inc. - Class A                        33,960        864,282
Wachovia Corp.                                            11,700        444,951
Washington Mutual, Inc.                                   42,700        581,147
--------------------------------------------------------------------------------
                                                                      4,783,020
--------------------------------------------------------------------------------

PRODUCER DURABLES -- 20.5%
Alcatel-Lucent - ADR                                     104,100        762,011
Centex Corp.                                              10,300        260,178
D.R. Horton, Inc.                                         52,000        684,840
Navistar International*                                    9,100        493,220
Nortel Networks Corp.*                                    11,610        175,195
Pulte Homes, Inc.                                         60,300        635,562
Tyco International, Ltd.                                   6,150        243,848
--------------------------------------------------------------------------------
                                                                      3,254,854
--------------------------------------------------------------------------------

TECHNOLOGY -- 12.0%
AU Optronics Corp.                                        28,873        554,362
BearingPoint, Inc.*                                      147,800        418,274
Dell, Inc.*                                               20,000        490,200
Motorola, Inc.                                            28,300        453,932
--------------------------------------------------------------------------------
                                                                      1,916,768
--------------------------------------------------------------------------------

ENERGY -- 10.5%
Peabody Energy Corp.                                      13,900        856,796
Reliant Energy, Inc.*                                     31,100        816,064
--------------------------------------------------------------------------------
                                                                      1,672,860
--------------------------------------------------------------------------------

UTILITIES -- 6.7%
Mirant Corp.*                                             11,400        444,372
Sprint Nextel Corp.                                       47,800        627,614
--------------------------------------------------------------------------------
                                                                      1,071,986
--------------------------------------------------------------------------------

HEALTH CARE -- 3.5%
Omnicare, Inc.                                             6,700        152,827
Sanofi-Aventis                                             9,000        409,770
--------------------------------------------------------------------------------
                                                                        562,597
--------------------------------------------------------------------------------

OTHER -- 1.9%
iShares Russell 1000 Value Index                           3,700        297,295
--------------------------------------------------------------------------------

MATERIALS AND PROCESSING -- 1.7%
Abitibibowater, Inc.                                      13,443        277,060
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 1.2%
Safeway, Inc.                                              3,100        106,051
Tyson Foods, Inc. - Class A                                5,400         82,782
--------------------------------------------------------------------------------
                                                                        188,833
--------------------------------------------------------------------------------

AUTOS AND TRANSPORTATION -- 0.5%
Ford Motor Co.*                                           11,300         76,049
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                                $ 14,101,322
--------------------------------------------------------------------------------


INVESTMENT FUND -- 11.6%
PNC Bank Money
   Market Fund, 3.51% ^                                1,849,608   $  1,849,608
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.2%
(Cost $19,964,467)                                                 $ 15,950,930

LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%)                         (38,493)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                               $ 15,912,437
================================================================================

*     Non-income producing security.

^     The rate shown is the 7-day effective yield as of December 31, 2007.

ADR American Depository Receipt.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
JSAM Institutional Value Fund - December 31, 2007
--------------------------------------------------------------------------------

                                                                      MARKET
COMMON STOCKS -- 87.7%                                 SHARES         VALUE
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 36.9%
American Equity Investment
   Life Holding Co.                                      105,800   $    877,082
Annaly Capital Management, Inc.                           21,200        385,416
BFC Financial Corp. - Class A*                           134,900        203,699
CIT Group, Inc.                                           17,100        410,913
Citigroup, Inc.                                           36,900      1,086,336
Conseco, Inc.*                                            23,900        300,184
Fannie Mae                                                43,500      1,739,129
Freddie Mac                                               50,400      1,717,128
Genworth Financial, Inc. - Class A                        41,286      1,050,729
New York Community Bancorp, Inc.                          33,400        587,172
Oriental Financial Group, Inc.                            54,600        732,186
--------------------------------------------------------------------------------
                                                                      9,089,974
--------------------------------------------------------------------------------

PRODUCER DURABLES -- 21.0%
Alcatel-Lucent - ADR                                     131,100        959,652
Cavalier Homes, Inc.*                                    152,000        296,400
Champion Enterprises, Inc.*                                5,500         51,810
D.R. Horton, Inc.                                         80,400      1,058,868
MasTec, Inc.*                                              8,600         87,462
Meritage Homes Corp.*                                     35,800        521,606
Navistar International Corp.*                             13,600        737,120
Pulte Homes, Inc.                                        111,300      1,173,102
Ryland Group, Inc.                                        10,000        275,500
--------------------------------------------------------------------------------
                                                                      5,161,520
--------------------------------------------------------------------------------

ENERGY -- 7.6%
Arch Coal, Inc.                                           18,500        831,205
Reliant Energy, Inc.*                                     39,400      1,033,856
--------------------------------------------------------------------------------
                                                                      1,865,061
--------------------------------------------------------------------------------

TECHNOLOGY -- 7.3%
Alliance Semiconductor Corp.                              39,100         62,560
AU Optronics Corp. - ADR                                  37,358        717,274
BearingPoint, Inc.*                                      276,700        783,061
Qimonda AG - ADR*                                         32,100        229,515
--------------------------------------------------------------------------------
                                                                      1,792,410
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 5.5%
Hudson Highland Group, Inc.*                              64,700        544,127
Libbey, Inc.                                              47,000        744,480
Office Depot, Inc.*                                        5,000         69,550
--------------------------------------------------------------------------------
                                                                      1,358,157
--------------------------------------------------------------------------------

MATERIALS AND PROCESSING -- 4.5%
Abitibibowater, Inc.                                      53,285      1,098,204
--------------------------------------------------------------------------------

AUTOS AND TRANSPORTATION -- 2.1%
ArvinMeritor, Inc.                                        11,500        134,895
Cooper Tire & Rubber Co.                                  13,700        227,146
Fleetwood Enterprises, Inc.*                              27,600        165,048
--------------------------------------------------------------------------------
                                                                        527,089
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 1.5%
Pilgrim's Pride Corp. - Class B                           12,600        364,770
--------------------------------------------------------------------------------

HEALTH CARE -- 1.3%
Omnicare, Inc.                                            14,500        330,745
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                                $ 21,587,930
--------------------------------------------------------------------------------

INVESTMENT FUND -- 11.2%
PNC Bank Money
   Market Fund, 3.51% ^                                2,748,115   $  2,748,115
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 98.9%
(Cost $33,118,043)                                                 $ 24,336,045

OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.1%                           268,648
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                               $ 24,604,693
================================================================================

*     Non-income producing security.

^     The rate shown is the 7-day effective yield as of December 31, 2007.

ADR American Depository Receipt.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Sands Capital Institutional Growth Fund - December 31, 2007
--------------------------------------------------------------------------------

                                                                      MARKET
COMMON STOCKS -- 98.5%                            SHARES              VALUE
--------------------------------------------------------------------------------

HEALTH CARE -- 25.1%
Abraxis BioScience, Inc.*                            114,275     $     7,858,692
Allergan, Inc.                                       962,700          61,843,848
APP Pharmaceuticals, Inc.*                           457,100           4,694,417
Cerner Corp.*                                        325,700          18,369,480
Genentech, Inc.*                                     668,100          44,809,467
Genzyme Corp.*                                       834,000          62,082,960
Intuitive Surgical, Inc.*                            161,800          52,504,100
Stryker Corp.                                        444,000          33,175,680
Teva Pharmaceutical Industries, Ltd.                 610,000          28,352,800
Varian Medical Systems, Inc.*                        643,200          33,549,312
--------------------------------------------------------------------------------
                                                                     347,240,756
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 23.7%
Amazon.com, Inc.*                                    238,289          22,075,093
Google, Inc. - Class A*                              197,100         136,290,708
Iron Mountain, Inc.*                                 516,600          19,124,532
Las Vegas Sands Corp.*                               396,300          40,838,715
Lowe's Cos., Inc.                                  1,455,400          32,921,148
Starbucks Corp.*                                   2,593,400          53,086,898
Yahoo!, Inc.*                                        904,605          21,041,112
--------------------------------------------------------------------------------
                                                                     325,378,206
--------------------------------------------------------------------------------

TECHNOLOGY -- 16.6%
Apple, Inc.*                                         393,200          77,885,056
Broadcom Corp. - Class A*                          1,906,700          49,841,138
EMC Corp.*                                         3,163,900          58,627,067
Salesforce.com, Inc.*                                658,700          41,293,903
--------------------------------------------------------------------------------
                                                                     227,647,164
--------------------------------------------------------------------------------

ENERGY -- 12.6%
FMC Technologies, Inc.*                              321,600          18,234,720
National Oilwell Varco, Inc.*                      1,092,340          80,243,296
Schlumberger Ltd.                                    760,400          74,800,548
--------------------------------------------------------------------------------
                                                                     173,278,564
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 11.8%
CME Group, Inc.                                       91,300          62,631,800
InterContinental Exchange, Inc.*                     339,200          65,296,000
Moody's Corp.                                        956,400          34,143,480
--------------------------------------------------------------------------------
                                                                     162,071,280

UTILITIES -- 4.6%
America Movil S.A. - ADR                           1,021,800          62,728,302
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 2.2%
Walgreen Co.                                         783,200          29,824,256
--------------------------------------------------------------------------------

AUTOS AND TRANSPORTATION -- 1.9%
Expeditors International
   of Washington, Inc.                               583,000          26,048,440
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                             $ 1,354,216,968
--------------------------------------------------------------------------------

INVESTMENT FUND -- 2.4%
BlackRock Institutional
   Money Market Trust, 4.78% ^                    33,243,699     $    33,243,699
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.9%
(Cost $1,182,249,679)                                           $ 1,387,460,667
LIABILITIES IN EXCESS OF
   OTHER ASSETS -- (0.9%)                                           (11,966,827)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                            $ 1,375,493,840
================================================================================

*     Non-income producing security.

^     The rate shown is the 7-day effective yield as of December 31, 2007.

ADR American Depository Receipt.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Touchstone Institutional Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Institutional Funds Trust, (comprised of the Touchstone JSAM Institutional Large Cap Value Fund, Touchstone JSAM Institutional Value Fund, and Touchstone Sands Capital Institutional Growth Fund, the "Funds") (formerly Constellation Institutional Portfolios comprised of the former CIP JSAM Institutional Large Cap Value Fund, CIP JSAM Institutional Value Fund, and CIP Sands Capital Institutional Growth Fund,), as of December 31, 2007, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended December 31, 2005 were audited by other auditors, whose report dated February 22, 2006, expressed an unqualified opinion on those financial statements and highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Touchstone Institutional Funds Trust at December 31, 2007, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP


Cincinnati, Ohio
February 22, 2008

--------------------------------------------------------------------------------
Other Items (Unaudited)
--------------------------------------------------------------------------------

DIVIDEND RECEIVED DEDUCTION

For corporate shareholders, the following ordinary dividends paid during the year ended December 31, 2007 qualify for the corporate dividends received deduction:

JSAM Institutional Large Cap Value Fund        26%
JSAM Institutional Value Fund                  69%

PROXY VOTING DISCLOSURE

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission's (the Commission) website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling
1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SCHEDULE OF SHAREHOLDER EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 through December 31, 2007).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended December 31, 2007" to estimate the expenses you paid on your account during this period.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                                               EXPENSES
                                             NET EXPENSE       BEGINNING        ENDING        PAID DURING
                                                RATIO           ACCOUNT        ACCOUNT      THE SIX MONTHS
                                              ANNUALIZED         VALUE          VALUE            ENDED
                                             DECEMBER 31,       JULY 1,       DECEMBER 31,     DECEMBER 31,
                                                2007              2007           2007            2007*
-----------------------------------------------------------------------------------------------------------
JSAM INSTITUTIONAL LARGE CAP VALUE FUND
    Actual                                          0.80%     $  1,000.00     $    684.90     $      3.38
    Hypothetical                                    0.80%     $  1,000.00     $  1,021.20     $      4.05

JSAM INSTITUTIONAL VALUE FUND
    Actual                                          0.83%     $  1,000.00     $    663.10     $      3.47
    Hypothetical                                    0.83%     $  1,000.00     $  1,021.03     $      4.22

SANDS CAPITAL INSTITUTIONAL GROWTH FUND
    Actual                                          0.78%     $  1,000.00     $  1,110.40     $      4.17
    Hypothetical                                    0.78%     $  1,000.00     $  1,021.25     $      3.99

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365] (to reflect the one-half year period).

ADVISORY AGREEMENT APPROVAL DISCLOSURE

At a meeting held on November 15, 2007, the Board of Trustees (the "Board" or "Trustees") of the Touchstone Institutional Funds Trust (the "Trust"), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Management Agreement between the Trust and the Advisor with respect to each Fund of the Trust and of the Sub-Advisory Agreement with respect to each Fund between the Advisor and the respective Sub-Advisor.

In determining whether to approve the continuation of the Management Agreement and the Sub-Advisory Agreements, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Management Agreement and of the respective Sub-Advisory Agreement was in the best interests of each of the Funds and its respective shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies;
(2) comparative performance information; (3) the Advisor and its affiliates' revenues and costs of providing services to the Funds; and (4) information about the Advisor's and Sub-Advisor's personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Management Agreement and the Sub-Advisory Agreements with management and with experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement with respect to each Fund. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement with respect to each of the Funds in private sessions with independent legal counsel at which no representatives of management were present.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

In approving the Funds' Management Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing services; (2) the Advisor's compensation and profitability; (3) a comparison of fees and performance with other advisers; (4) economies of scale; and (5) the terms of the Management Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. The Board discussed the Advisor's effectiveness in monitoring the performance of each Sub-Advisor and the Advisor's timeliness in responding to performance issues. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor's senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor's compliance policies and procedures. The quality of administrative and other services, including the Advisor's role in coordinating the activities of the Funds' other service providers, was also considered. The Board also considered the Advisor's relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Management Agreement.

Advisor's Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Advisor and its affiliates and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor's relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor's business as a whole. The Board noted that the Advisor pays the Sub-Advisors' sub-advisory fees out of the advisory fees the Advisor receives from the Funds. The Board reviewed the profitability of the Advisor's relationship with the Funds both before and after tax expenses and whether the Advisor has the financial wherewithal to continue to provide a high level of services to the Funds, noting the ongoing commitment of the Advisor's parent company with respect to providing support and resources as needed. The Board also considered that the Funds' distributor, an affiliate of the Advisor, receives Rule 12b-1 distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Funds.

The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor's level of profitability, if any, from its relationship with each Fund was reasonable and not excessive.

Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund's respective peer group. The Board also considered the Funds' respective performance results during the six-months, twelve-months, and twenty-four months ended September 30, 2007 and noted that the Board reviews on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies.

The Board also considered the effect of each Fund's growth and size on its performance and expenses. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Advisor out of the advisory fees it receives from the Fund and the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the respective expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided by the Advisor and its affiliates.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

JSAM Institutional Large Cap Value Fund. The Fund's advisory fee and total expense ratio were above the median and below the median, respectively, of its peer group. The Fund's performance for the six-months, twelve-months, and twenty-four months ended September 30, 2007 was in the 4th quartile of its peer group. The Board took into account management's discussion of the Fund's performance. Based upon their review, the Trustees concluded that the Fund's overall performance was being addressed and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor and the other factors considered.

JSAM Institutional Value Fund. The Fund's advisory fee and total expense ratio were above and below the median, respectively, of its peer group. The Fund's performance for the six-months, twelve-months, and twenty-four months ended September 30, 2007 was in the 4th quartile of its peer group. The Board took into account management's discussion regarding the Fund's performance. Based upon their review, the Trustees concluded that the Fund's performance was being addressed and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor and the other factors considered.

Sands Capital Institutional Growth Fund. The Fund's advisory fee and total expense ratio were above the median and below the median, respectively, of its peer group. The Fund's performance for the six-months and twelve-months ended September 30, 2007 was in the 2nd quartile of its peer group. Based upon their review, the Trustees concluded that the Fund's performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor and the other factors considered.

Economies of Scale. The Board considered the effect of each Fund's current size and potential growth on its performance and fees. The Board took into account management's discussion of the Funds' advisory fee structure. The Board considered the effective advisory fees under the Management Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that if a Fund's assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses.

Conclusion. In considering the renewal of the Funds' Management Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds' Management Agreement with the Advisor, among others: (a) the Advisor had demonstrated that it possesses the capability and resources to perform the duties required of it under the Management Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the performance of each Fund is reasonable or satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (d) each Fund's advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Management Agreement was in the interests of the Fund and its shareholders.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

In approving the Funds' Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and its respective Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing services; (2) the Sub-Advisor's compensation;
(3) a comparison of the sub-advisory fee and performance with other advisors; and (4) the terms of the Sub-Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by the Sub-Advisor, including information presented periodically throughout the previous year. The Board noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisor to discuss their performance and investment processes and strategies. The Board considers each Sub-Advisor's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also noted each Sub-Advisor's brokerage practices. The Board also considered each Sub-Advisor's regulatory and compliance history. The Board noted that the Advisor's compliance monitoring processes includes quarterly reviews of compliance reports and annual compliance reviews of the Sub-Advisors and that compliance issues, if any, are reported to the Board.

Sub-Advisor's Compensation. The Board also took into consideration the financial condition of each Sub-Advisor and any indirect benefits derived by the Sub-Advisor and its affiliates from the Sub-Advisor's relationship with the Funds. In considering the profitability to each Sub-Advisor of its relationship with the Funds, the Board noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Advisor out of the advisory fees that it receives under the Management Agreement. As a consequence, the profitability to each Sub-Advisor of its relationship with a Fund was not a substantial factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Advisor's management of the Funds to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedule for the JSAM Institutional Large Cap Fund and the JSAM Institutional Value Fund contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels if the Funds' assets increased.

Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Advisor and that the Advisor pays the sub-advisory fee to the Sub-Advisor. The Board considered the amount retained by the Advisor and the sub-advisory fee paid to the Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board compared the sub-advisory fee for each Fund with various comparative data, including the median and average sub-advisory fees of each Fund's peer group, and found that each Fund's sub-advisory fee was reasonable and appropriate under the facts and circumstances.

JSAM Institutional Large Cap Fund. The Fund's sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor and the other factors considered.

JSAM Institutional Value Fund. The Fund's sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor and the other factors considered.

Sands Capital Institutional Growth Fund. The Fund's sub-advisory fee was above the median of its peer group. The Board took into account management's discussion of the Fund's sub-advisory fee. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor and the other factors considered.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

As noted above, the Board considered each Fund's performance during the six-months, twelve-months, and twenty-four months ended September 30, 2007 as compared to each Fund's peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies. The Board also noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Sub-Advisor. The Board also was mindful of the Advisor's focus on each Sub-Advisor's performance and the Advisor's ways of addressing underperformance.

Conclusion. In considering the renewal of the Sub-Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Board reached the following conclusions regarding the Sub-Advisory Agreement with respect to each Fund, among others:
(a) the Sub-Advisor was qualified to manage each Fund's assets in accordance with the Fund's investment objectives and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the performance of each Fund was satisfactory or reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (d) each Fund's advisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Sub-Advisor; and (e) the Sub-Advisor's investment strategies are appropriate for pursuing the investment objectives of each Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to each Fund was in the best interests of the respective Fund and its shareholders.

--------------------------------------------------------------------------------
Management of the Trust (Unaudited)
--------------------------------------------------------------------------------

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

INTERESTED TRUSTEES(1):
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER
                                                                                                     OF FUNDS
                                                                                                     OVERSEEN
                                          TERM OF                                                    IN THE
NAME                        POSITION(S)   OFFICE(2) AND                                              TOUCHSTONE   OTHER
ADDRESS                     HELD WITH     LENGTH OF         PRINCIPAL OCCUPATION(S)                  FUND         DIRECTORSHIPS
AGE                         TRUST         TIME SERVED       DURING PAST 5 YEARS                      COMPLEX(3)   HELD(4)
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder            Trustee and   Until             Senior Vice President of The Western     53           Director of
Touchstone Advisors, Inc    President     retirement at     and Southern Life Insurance Company;                  LaRosa's (a
303 Broadway                              age 75 or until   President and a director of IFS                       restaurant chain).
Cincinnati, OH                            she resigns or    Financial Services, Inc. (a holding
Year of Birth: 1955                       is removed        company); Director of Capital Analysts
                                          Trustee since     Incorporated (an investment advisor
                                          1999              and broker-dealer), Integrated
                                                            Investment Services, Inc. until April
                                                            2007 (the Trust's former
                                                            administrator, accounting and transfer
                                                            agent), IFS Fund Distributors, Inc. (a
                                                            broker-dealer), Touchstone Advisors,
                                                            Inc. (the Trust's investment advisor)
                                                            and Touchstone Securities, Inc. (the
                                                            Trust's distributor); President and a
                                                            director of IFS Agency Services, Inc.
                                                            (an insurance agency), W&S Financial
                                                            Group Distributors, Inc. (an annuity
                                                            distributor) and IFS Systems, Inc.;
                                                            Senior Vice President and a director
                                                            of W&S Brokerage Services, Inc. (a
                                                            broker-dealer); Director, President
                                                            and Chief Executive Officer of
                                                            Integrity Life Insurance Company and
                                                            National Integrity Life Insurance
                                                            Company; President of Touchstone
                                                            Tax-Free Trust, Touchstone Investment
                                                            Trust, Touchstone Variable Series
                                                            Trust, Touchstone Strategic Trust,
                                                            Touchstone Funds Group Trust and
                                                            Touchstone Institutional Funds Trust;
                                                            President of Touchstone Advisors,
                                                            Inc., and Touchstone Securities, Inc.
                                                            until 2004.
------------------------------------------------------------------------------------------------------------------------------------
John F. Barrett             Trustee       Trustee           Chairman of the Board, President and     53           Director of
The Western and                           Until             Chief Executive Officer of The Western                The Andersons (an
Southern Life                             retirement at     and Southern Life Insurance Company,                  Agribusiness
Insurance Company                         age 75 or until   Western- Southern Life Assurance                      and retailing
400 Broadway                              she resigns or    Company and Western & Southern                        company);
Cincinnati, OH                            is removed        Financial Group, Inc.; Director and                   Convergys
Year of Birth: 1949                       Trustee since     Chairman of Columbus Life Insurance                   Corporation
                                          1999              Company; Fort Washington Investment                   (a provider of
                                                            Advisors, Inc., Integrity Life                        business support
                                                            Insurance Company and National                        systems and
                                                            Integrity Life Insurance Company;                     customer care
                                                            Director of Eagle Realty Group, Inc.,                 operations)
                                                            Eagle Realty Investments, Inc. and                    and Fifth Third
                                                            Integrated Investment Services, Inc.                  Bancorp.
                                                            (until April 2007); Director, Chairman
                                                            and CEO of WestAd, Inc.; President and
                                                            Trustee of Western & Southern
                                                            Financial Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER
                                                                                                     OF FUNDS
                                                                                                     OVERSEEN
                                          TERM OF                                                    IN THE
NAME                        POSITION(S)   OFFICE(2) AND                                              TOUCHSTONE   OTHER
ADDRESS                     HELD WITH     LENGTH OF         PRINCIPAL OCCUPATION(S)                  FUND         DIRECTORSHIPS
AGE                         TRUST         TIME SERVED       DURING PAST 5 YEARS                      COMPLEX(3)   HELD(4)
------------------------------------------------------------------------------------------------------------------------------------

Phillip R. Cox              Trustee       Until             President and Chief Executive Officer    53           Director of the
303 Broadway                              retirement at     of Cox Financial Corp. (a financial                   Federal Reserve
Cincinnati, OH                            age 75 or until   services company).                                    Bank of Cleveland
Year of Birth: 1947                       he resigns or is                                                        and Duke Energy
                                          removed                                                                 (a utility
                                          Trustee since                                                           company); Chairman
                                          1994                                                                    of The Cincinnati
                                                                                                                  Bell Telephone
                                                                                                                  Company LLC;
                                                                                                                  Director of
                                                                                                                  The Timken Company
                                                                                                                  (a manufacturer of
                                                                                                                  bearings, alloy
                                                                                                                  steels and related
                                                                                                                  products  and
                                                                                                                  services);
                                                                                                                  Director of
                                                                                                                  Diebold,
                                                                                                                  Incorporated (a
                                                                                                                  provider of
                                                                                                                  integrated
                                                                                                                  self-service
                                                                                                                  delivery and
                                                                                                                  security systems).
------------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner            Trustee       Until             Principal of HJL Enterprises (a          53           None
303 Broadway                              retirement at     privately held investment company).
Cincinnati, OH                            age 75 or until
Year of Birth: 1938                       he resigns or is
                                          removed
                                          Trustee since
                                          1999
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann          Trustee       Until             Executive for Duro Bag Manufacturing     53           Trustee of Jewish
303 Broadway                              retirement at     Co. (a bag manufacturer); President of                Hospital, Greater
Cincinnati, OH                            age 75 or until   Shor Foundation for Epilepsy Research                 Cincinnati Arts &
Year of Birth: 1938                       he resigns or is  (a charitable foundation); Trustee of                 Education Center
                                          removed           Riverfront Funds (mutual funds) from                  and Cincinnati
                                          Trustee since     1999 - 2004.                                          Arts Association
                                          2005
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER
                                                                                                     OF FUNDS
                                                                                                     OVERSEEN
                                          TERM OF                                                    IN THE
NAME                        POSITION(S)   OFFICE(2) AND                                              TOUCHSTONE   OTHER
ADDRESS                     HELD WITH     LENGTH OF         PRINCIPAL OCCUPATION(S)                  FUND         DIRECTORSHIPS
AGE                         TRUST         TIME SERVED       DURING PAST 5 YEARS                      COMPLEX(3)   HELD(4)
------------------------------------------------------------------------------------------------------------------------------------

Robert E. Stautberg         Trustee       Until             Retired Partner of KPMG LLP (a           53           Trustee of
303 Broadway                              retirement at     certified public accounting firm).                    Tri-Health
Cincinnati, OH                            age 75 or until   Vice President of St. Xavier High                     Physician
Year of Birth: 1934                       he resigns or is  School.                                               Enterprise
                                          removed                                                                 Corporation.
                                          Trustee since
                                          1994
------------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti             Trustee       Until             CEO, Chairman and Director of Avaton,    53           None
303 Broadway                              retirement at     Inc. (a wireless entertainment
Cincinnati, OH                            age 75 or until   company). President of Cincinnati
Year of Birth: 1948                       he resigns or is  Biomedical (a life science and
                                          removed           economic development company) from
                                          Trustee since     July 2003 until 2005. CEO, Chairman
                                          2002              and Director of Astrum Digital
                                                            Information (an information monitoring
                                                            company) from 2000 until 2001;
                                                            President of Great American Life
                                                            Insurance Company from 1999 until
                                                            2000.
------------------------------------------------------------------------------------------------------------------------------------

(1) Ms. McGruder, as a director of Touchstone Advisors, Inc., the Trust's investment advisor, and Touchstone Securities, Inc., the Trust's distributor and an officer of affiliates of the advisor and distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone Advisors, Inc. and Touchstone Securities, Inc., Chairman of Fort Washington Investment Advisors, Inc., a Trust sub-advisor and an officer of other affiliates of the advisor and distributor is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.


(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3) The Touchstone Fund Complex consists of 3 series of the Trust, 5 series of Touchstone Investment Trust, 8 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, 15 variable annuity series of Touchstone Variable Series Trust, and 18 series of Touchstone Funds Group Trust.


(4) Each Trustee is also a Trustee of Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Investment Trust, and Touchstone Funds Group Trust.

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

PRINCIPAL OFFICERS(1):
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER
                                                                                                     OF FUNDS
                                                                                                     OVERSEEN
                                          TERM OF                                                    IN THE
NAME                        POSITION(S)   OFFICE AND                                                 TOUCHSTONE   OTHER
ADDRESS                     HELD WITH     LENGTH OF         PRINCIPAL OCCUPATION(S)                  FUND         DIRECTORSHIPS
AGE                         TRUST         TIME SERVED       DURING PAST 5 YEARS                      COMPLEX(2)   HELD
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder            President and Until             See biography above.                     53           See biography
Touchstone                  Trustee       resignation,                                                            above.
Advisors, Inc.                            removal or
303 Broadway                              disqualification
Cincinnati, OH                            President since
Year of Birth: 1955                       2004; President
                                          from 2000-2002

------------------------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch             Vice          Until             Senior Vice President-Compliance of      53           None
Touchstone Advisors, Inc.   President     resignation,      IFS Financial Services, Inc., Director
303 Broadway                and Chief     removal or        of Compliance of W&S Brokerage
Cincinnati, OH              Compliance    disqualification  Services, Inc.; Chief Compliance
Year of Birth: 1956         Officer       Vice President    Officer of Puglisi & Co. from 2001
                                          since 2003        until 2002.

------------------------------------------------------------------------------------------------------------------------------------
James H. Grifo              Vice          Until             President of Touchstone Securities,      53           None
Touchstone Securities, Inc. President     resignation,      Inc. and Touchstone Advisors, Inc.;
303 Broadway                              removal or        Managing Director, Deutsche Asset
Cincinnati, OH                            disqualification  Management until 2001.
Year of Birth: 1951                       Vice President
                                          since 2004

------------------------------------------------------------------------------------------------------------------------------------
William A. Dent             Vice          Until             Senior Vice President of Touchstone      53           None
Touchstone Advisors, Inc.   President     resignation,      Advisors, Inc.; Marketing Director of
303 Broadway                              removal or        Promontory Interfinancial Network from
Cincinnati, OH                            disqualification  2002-2003; Senior Vice President of
Year of Birth: 1963                       Vice President    McDonald Investments from 1998 - 2001.
                                          since 2004

------------------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft        Controller    Until             Senior Vice President, Chief Financial   53           None
Touchstone Advisors, Inc.   and Treasurer resignation,      Officer and Treasurer of Integrated
303 Broadway                              removal or        Investment Services, Inc. (until April
Cincinnati, OH                            disqualification  2007), IFS Fund Distributors, Inc. and
Year of Birth: 1962                       Controller since  W&S Brokerage Services, Inc.; Chief
                                          2000 Treasurer    Financial Officer of IFS Financial
                                          since 2003        Services, Inc., Touchstone Advisors,
                                                            Inc. and Touchstone Securities, Inc.
                                                            and Assistant Treasurer of Fort
                                                            Washington Investment Advisors

------------------------------------------------------------------------------------------------------------------------------------
Jay S. Fitton               Secretary     Until             Assistant Vice President and Senior      53           None
JPMorgan                                  resignation,      Counsel of JPMorgan; Director and
303 Broadway                              removal or        Senior Counsel of Integrated
Cincinnati, OH                            disqualification  Investment Services, Inc. and IFS Fund
Year of Birth: 1970                       Secretary since   Distributors, Inc. until April 2007.
                                          2006

------------------------------------------------------------------------------------------------------------------------------------

(1) Each officer also holds the same office with Touchstone Tax-Free Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Investment Trust, and Touchstone Funds Group Trust.

(2) The Touchstone Fund Complex consists of 3 series of the Trust, 5 series of Touchstone Investment Trust, 8 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, 15 series of Touchstone Variable Series Trust, and 18 series of Touchstone Funds Group Trust.

TOUCHSTONE INVESTMENTS

Distributor
Touchstone Securities, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
800.638.8194
www.touchstoneinvestments.com

Investment Advisor
Touchstone Advisors, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203

Transfer Agent
JPMorgan Chase Bank, N.A.
P.O. Box 5354 Cincinnati, Ohio 45201-5354

Shareholder Service
800.543.0407

*     A Member of Western & Southern Financial Group(R)


--------------------------------------------------------------------------------
[LOGO] TOUCHSTONE(R)
       INVESTMENTS

       303 Broadway, Suite 1100
       Cincinnati, OH  45202-4203

ITEM 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Robert Stautberg is the registrant's audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. Audit fees totaled approximately $38,400 for the December 31, 2007 fiscal year and $63,000 for the December 31, 2006 fiscal year, including fees associated with the annual audit and filings of the registrant's Form N-1A and Form N-SAR.

(b) Audit-Related Fees. Audit-related fees totaled $116,000 for the December 31, 2007 fiscal year and $0 for the December 31, 2006 fiscal year for SAS 70 internal control reviews of the Trust's fund accountant and transfer agent.

(c) Tax Fees. Tax fees totaled $12,450 for the December 31, 2007 fiscal year and $6,000 for the December 31, 2006 fiscal year and consisted of fees for tax compliance services and tax consultation services.

(d) All Other Fees. There were no other fees for the December 31, 2007 or December 31, 2006 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies. The Audit Committee's pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services," assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence and permissible non-audit services classified as "all other services" that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser (excluding its sub-advisors) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $157,450 for the December 31, 2007 fiscal year and $89,800 for the December 31, 2006 fiscal year.

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes have been made to the procedures by which shareholders may recommend nominees to its Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code of Ethics for Senior Financial Officers was filed with registrant's N-CSR for the December 31, 2006 fiscal year and is hereby incorporated by reference.
(a)(2) Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.
(b)       Certification required by Item 11(b) of Form N-CSR is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Touchstone Institutional Funds Trust

By (Signature and Title)   /s/ Jill McGruder
                        --------------------------------------------------------
                           Jill McGruder, President
                           (principal executive officer)

Date     March 3, 2008
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)   /s/ Jill McGruder
                        --------------------------------------------------------
                           Jill McGruder, President
                           (principal executive officer)

Date     March 3, 2008
    ----------------------------------------------------------------------------


By (Signature and Title)   /s/ Terrie Wiedenheft
                        --------------------------------------------------------
                           Terrie Wiedenheft, Controller and Treasurer
                           (principal financial officer)

Date     March 3, 2008
    ----------------------------------------------------------------------------